UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-878-8136

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2019, FTE Networks, Inc. (the “Company”) received a letter from the NYSE American LLC (the “Exchange”) stating that it had determined to commence proceedings to delist the Company’s common stock from the Exchange. The common stock was suspended at market close on NYSE American on the same date.

NYSE Regulation commenced delisting proceedings against the Company pursuant to Section 1003(f)(iii) of the NYSE American Company Guide (the “Company Guide”) because the Company or its management have engaged in operations that, in the opinion of the Exchange, are contrary to the public interest. NYSE Regulation also considered Section 1009(a)(ii) of the Company Guide, which provides that the Exchange may suspend trading in any security when necessary or appropriate for the protection of investors, in its decision to immediately suspend trading in the Company’s common stock.

Under NYSE American delisting procedures, the Company has a right to a review of this determination by a Committee of the Board of Directors of the Exchange, provided a written request is filed with the Assistant Corporate Secretary of the Exchange, within seven calendar days after receiving this notice, specifying the grounds on which the Company intends to challenge NYSE Regulation’s decision for such a review, and along with payment of a non-refundable appeal fee in the amount of $10,000 for an oral hearing or $8,000 for a hearing based on a written submission.

The Company is considering this and other alternatives open to the Company to act in the best interests of its shareholders and will announce promptly any measures that its board of directors determines are appropriate.

Item 7.01	Regulation FD Disclosure

On December 19, 2019, the Company issued a press release announcing the letter from the Exchange. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: December 19, 2019		/s/ Michael P. Beys
	Name:	Michael P. Beys
	Title:	Interim Chief Executive Officer

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